Exhibit 10.27

SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into effective as of March 20, 2011, by and among Amber Energy, LLC, a Louisiana limited liability company, having its principal executive office and place of business at 9700 Richmond Avenue, Suite 124, Houston Texas 77042 (“Borrower”), Macquarie Bank Limited, a bank incorporated in accordance with the laws of Australia, with offices at Level 15, No. 1 Martin Place, Sydney, New South Wales, 2000 Australia (“Lender”), and the other undersigned parties hereto. Capitalized terms used but not defined in this Amendment have the meaning given them in the Credit Agreement (defined below).

Background

A.

Borrower and Lender have previously entered into an Amended and Restated Secured Credit Agreement dated April 30, 2008 (as amended by the Limited Waiver and First Amendment to Amended and Restated Secured Credit Agreement dated November 16, 2009, the First Amendment to Credit Agreement dated August 5, 2010, and as otherwise amended, restated, modified or supplemented from time to time, the “Credit Agreement”), for the purpose of making available to Borrower a senior secured term loan for the purposes set forth in the Credit Agreement.

B.

Borrower has requested Lender, among other things, to extend the Maturity Date of the Credit Agreement and to suspend monthly amortization payments from Borrower to Lender thereunder.

C.

Parent proposes to issue convertible preferred Equity Interests (the “Convertible Preferred Equity Raise”) as set forth in the term sheet attached hereto as Exhibit A, on or before the Maturity Date (as defined in this Amendment).

D.

Borrower and Lender desire to modify certain terms and conditions of the Credit Agreement.

E.

Lender is willing to amend the Credit Agreement pursuant to the terms and conditions of this Amendment.

Agreements

In consideration of the mutual covenants of Borrower and Lender set forth in this Amendment and other good and valuable consideration, the receipt and sufficiency of which are acknowledged by each of the parties, Borrower and Lender agree as follows:

1.

Definitions.  Article I of the Credit Agreement is amended as follows:

(a)

The definition of “Maturity Date” is deleted in its entirety and replaced with the following:

“Maturity Date” means the earlier of (a) September 9, 2011, or (b) the first date on which the payment and performance of the Obligations are accelerated by Lender as a result of the occurrence of one or more Events of Default.

(b)

The following definition is added to Article I of the Credit Agreement in alphabetical order:

“Second Amendment” means the Second Amendment to Credit Agreement between Borrower, Lender and the other parties thereto dated effective as of March 20, 2011.

2.

Convertible Preferred Equity Raise.  Upon consummation of the Convertible Preferred Equity Raise by Parent in an aggregate amount of not less than five-million dollars ($5,000,000.00) on or before the Maturity Date, Borrower shall cause and Parent agrees to pay Lender an amount not less than $900,000 to be applied to the Obligations (including accrued interest) under and as defined in the RLE Loan Documents, with any remaining amount to be applied to the Obligations (including accrued interest) under and as defined in the Credit Agreement, as amended hereby.  In the event less than five-million dollars ($5,000,000.00) is raised under the Convertible Preferred Equity Raise, Borrower shall cause and Parent agrees to pay one-sixth (1/6) of the amount actually raised, to be applied as stated above.  For avoidance of doubt, notwithstanding any other provision in the RLE Loan Documents or the Loan Documents to the contrary and any payment in full of the Obligations under the RLE Loan Documents, the Borrower and each other Obligor hereby agree that the Security Documents in support of the RLE Loan Documents will remain in full force and effect to secure the Obligations under the Loan Documents, until such Obligations have been paid in full.

3.

Amortization Payments.  Borrower, each other Obligor and Lender agree that any and all minimum monthly amortization payments due and owing under Section 2.6(a) of the Credit Agreement will be suspended until the Maturity Date; provided, however, that, notwithstanding the foregoing, any and all equity funding received by Borrower or any of its Affiliates (other than the Preferred Convertible Equity Raise, which is otherwise addressed in Section 2 hereof) or any cash flow or insurance proceeds received by Borrower on or before the Maturity Date shall be paid to Lender in accordance with the terms, including without limitation, Section 2.10, of the Credit Agreement, as amended hereby, to be applied against the Obligations.

4.

Limited Waiver of Defaults.  Lender hereby waives any Default or Event of Default existing under any of the Loan Documents immediately prior to the execution and delivery of this Amendment.  Notwithstanding the previous sentence, however, NOTHING IN THIS AMENDMENT WILL BE CONSTRUED TO CONSTITUTE A WAIVER BY LENDER OF ANY FUTURE DEFAULT OR EVENT OF DEFAULT BY BORROWER OR ANY OTHER PERSON UNDER THE CREDIT AGREEMENT (AS AMENDED HEREBY) OR ANY OF THE OTHER LOAN DOCUMENTS.  NOTHING HEREIN SHALL BE CONSTRUED TO WAIVE ANY RIGHTS OR REMEDIES AVAILABLE TO LENDER OR ITS AFFILIATES PURSUANT TO THE CREDIT AGREEMENT, OTHER LOAN DOCUMENTS, THE COMPANY AGREEMENT, OR BY OPERATION OF LAW OR OTHERWISE (WHICH RIGHTS SHALL BE CUMULATIVE) AS A RESULT OF ANY FUTURE DEFAULT OR EVENT OF DEFAULT.

5.

Conversion of Debt.  Lender and Borrower agree that Lender shall convert an aggregate of One Million Dollars ($1,000,000) of the Obligations to Equity Interests in Parent pursuant to definitive and mutually acceptable documentation and upon the satisfaction of the following conditions:  (i) Parent has paid (and Lender has received) an aggregate of Nine Hundred Thousand Dollars ($900,000) to Lender pursuant to Section 2 and/or Section 3 of this Amendment to be applied as set forth in Section 2, and (ii) no Event of Default exists. Parent and Lender agree that the unit share price of the Equity Interests in Parent into which Lender will convert will be equal to the per share price of Parent’s most recent material equity raise from a Person who is not an Affiliate.

6.

The Obligations.  Borrower and each of the other Obligors agree and acknowledge that, as of March 18, 2011 (a) the principal amount outstanding under the Term Note is Three Million Nine Hundred Eighty-Four Thousand Six Hundred Eighty-Two Dollars and Twenty-Two Cents ($3,984,682.22), (b) the amount of unpaid and accrued interest on the Term Note is Four Hundred Forty-Four Thousand Eight Hundred Sixty-Eight Dollars and Sixty Cents ($444,868.60, and (b) no defense or right of set off exists with respect to the enforceability of any of the Obligations.

7.

Breach of Agreements.  For avoidance of doubt, Borrower’s or any other Obligor’s breach of the agreements set forth in Sections 2 and 3 of this Amendment shall constitute an Event of Default under Section 10.1 of the Credit Agreement, as amended hereby.

8.

Conditions to Effectiveness of This Amendment.  This Amendment will become effective upon the execution and/or delivery to Lender of each of the following documents by the Parent or Borrower, as applicable, each in form and substance acceptable to Lender:

(a)

Parent has delivered to Lender the Term Sheet for the Convertible Preferred Equity Raise, which shall be in form and substance satisfactory to Lender; and

(b)

Borrower and the other parties to each of the following documents (other than Lender) have executed and delivered each of the following documents to Lender in form and substance acceptable to Lender:

(i)

this Amendment;

(ii)

Certificate of the Managing Member of Borrower certifying as to Borrower’s and Managing Member’s Charter Documents, authorizing resolutions and good standing;

(iii)

Certificate of Secretary of JOG certifying as to JOG’s Charter Documents, authorizing resolutions and good standing;

(iv)

Certificate of Secretary of Parent certifying as to Parent’s Charter Documents, authorizing resolutions and good standing; and

(v)

any other document necessary or convenient in the opinion of Lender or its counsel to give effect to the modifications to the Credit Agreement contemplated by this Amendment.

9.

Reaffirmation of Representations and Warranties, Additional Representations and Warranties.  Borrower and each other Obligor, to induce Lenders to enter into this Amendment, hereby reaffirm, as of the date hereof (except to the extent the previous representations and warranties speak as to a certain date), their representations and warranties contained in the Credit Agreement or such other Loan Document to which it is a party and in all other documents executed pursuant thereto, and additionally represent and warrant as follows:

(a)

The execution and delivery of this Amendment and the performance by Borrower and such Obligor of their respective obligations under this Amendment are within the power of Borrower and such Obligor, have been duly authorized by all necessary company action, have received all necessary governmental approvals (if any shall be required), and do not and will not contravene or conflict with (i) any provision of law applicable to Borrower or such Obligor, (ii) any of the respective Charter Documents of Borrower or such other Obligor, or (iii) any agreement binding upon Borrower or such other Obligor or any of their respective assets.

(b)

This Amendment represents the legal, valid and binding obligations of Borrower and such other Obligor enforceable against them in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles.

(c)

A true and complete copy of the Term Sheet for the Convertible Preferred Equity Raise is attached as Exhibit A hereto.

10.

Ratification of Liens and Security Interests.  Borrower and each other Obligor, as applicable, hereby acknowledge and ratify the existence and priority of the Liens granted by Borrower or such Obligor in favor of Lender in and to the Collateral and represent, warrant and covenant that such liens and security interests are valid, existing and in full force and effect.

11.

Miscellaneous.  The Credit Agreement, as amended hereby, supersedes all prior agreements (written or oral) between Borrower and Lender with regard to the subject matters hereof.  This Amendment is a Loan Document.  Except as affected by this Amendment, the Loan Documents are unchanged and continue in full force and effect.  However, in the event of any inconsistency between the terms of the Credit Agreement as amended by this Amendment and any other Loan Document, the terms of the Credit Agreement will control and the other document will be deemed to be amended to conform to the terms of the Credit Agreement. All references to the Credit Agreement will refer to the Credit Agreement as amended by this Amendment and any other amendments properly executed among the parties.  Borrower and each other Obligor agree that all Loan Documents to which they are a party (whether as an original signatory or by assumption of the Obligations) remain in full force and effect and continue to evidence their legal, valid and binding obligations enforceable in accordance with their terms (as the same are affected by this Amendment or are amended in connection with this Amendment).  Borrower and each other Obligor release Lender from any liability for actions or failures to act in connection with the Loan Documents prior to the date of this Amendment.  No course of dealing among Borrower and Lender or any other Person will be deemed to have altered or amended the Credit Agreement or affected either Borrower’s or Lender’s right to enforce the Credit Agreement as written. This Amendment will be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

12.

Form.  Each agreement, document, instrument or other writing to be furnished to Lender under any provision of this instrument must be in form and substance satisfactory to Lender and its counsel.

13.

Multiple Counterparts.  This Amendment may be executed in more than one counterpart, each of which shall be deemed an original, and all of which constitute, collectively, one instrument; but, in making proof of this instrument, it shall not be necessary to produce or account for more than one such counterpart.  It shall not be necessary for Borrower, each other Obligor and Lender to execute the same counterpart hereof so long as Borrower, each other Obligor and Lender each execute a counterpart hereof.  For purposes of this Amendment, an electronic copy of any party’s signature to this Amendment shall be deemed an original signature.

14.

Governing Law.  This Amendment and all transactions provided for in this Amendment will be governed by, interpreted and construed under and enforced pursuant to the laws of the State of Texas, without regard to its conflicts of laws provisions.

15.

FINAL AGREEMENT.  THE LOAN DOCUMENTS, AS AMENDED BY OR IN CONNECTION WITH THIS AMENDMENT, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

[The next pages are the Signature Pages]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

BORROWER:

Amber Energy, LLC,

a Louisiana limited liability company

By:

JURASIN OIL & GAS, INC.,

a Louisiana corporation, its Managing Member

By:

/s/ John M. Jurasin

John M. Jurasin, President

OTHER OBLIGORS:

Rampant Lion Energy, LLC,

a Louisiana limited liability company

By:

Jurasin Oil & Gas, Inc.,

a Louisiana corporation, its Managing Member

By:

/s/ John M. Jurasin

John M. Jurasin, President

Radiant Oil & Gas, Inc.,

a Nevada corporation

By:

/s/ John M. Jurasin

Name: John M. Jurasin

Title: Chief Executive Officer

Signature Page to Second Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first set forth above.

LENDER:

Macquarie Bank Limited,

a Bank incorporated in accordance with

the laws of Australia

By:

/s/ Yoven Moorooven

Name:

Yoven Moorooven

Title:

Division Director

By:

/s/ Karen Goepfert

Name:

Karen Goepfert

Title:

Associate Director

Exhibits:

Exhibit A – Term Sheet for the Convertible Preferred Equity Raise

Signature Page to Second Amendment to Credit Agreement

CONSENT AND RATIFICATION OF GUARANTOR

The undersigned Guarantor hereby expressly (i) consents to the Second Amendment to Credit Agreement to which this consent and ratification is attached; (ii) ratifies and affirms its obligations under its Unconditional Guaranty Agreement dated August 5, 2010, in favor of the Lender, (iii) acknowledges, renews and extends its continued liability under its Unconditional Guaranty Agreement and agrees that its Unconditional Guaranty Agreement remains in full force and effect; and (iv) guarantees to the Lender to promptly pay when due all amounts owing or to be owing by it under its Unconditional Guaranty Agreement pursuant to the terms and conditions thereof.

The foregoing acknowledgment and ratification of the undersigned Guarantor is hereby evidenced by signing in the spaces provided below.

By:

/s/ John M. Jurasin

John M. Jurasin, President

Rampant Lion Energy, LLC,

a Louisiana limited liability company

By:  Jurasin Oil & Gas, Inc.,
a Louisiana corporation, its Managing Member